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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - February 19, 2002
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                    1-8974                  22-2640650
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY              07962-2497
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (973) 455-2000

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ITEM 5. OTHER EVENTS.

         In connection with the election of David M. Cote as President, Chief Executive Officer and Director, Honeywell entered into the employment agreement with Mr. Cote attached as an Exhibit to this Report.

ITEM 7.
(c) Exhibits

       10.24 Employment Agreement dated as of February 18, 2002 between Honeywell and David M. Cote.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2002                          Honeywell International Inc.


                                             By:  /s/ Victor P. Patrick
                                                  -----------------------
                                                  Victor P. Patrick
                                                  Vice President, Secretary and
                                                  Deputy General Counsel



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                                 EXHIBIT INDEX


Exhibit No.                     Description
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  10.24       Employment Agreement dated as of February 18, 2002 between
              Honeywell and David M. Cote.